Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 3, 2014, between GTx, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Exhibit A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1
DEFINITIONS

1.1          Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding or investigation before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign), including without limitation the Commission.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“Auditors” shall have the meaning ascribed to such term in Section 3.11.

“Benefit Plans” shall have the meaning ascribed to such term in Section 3.3.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 2.2.

“Closing Date” shall have the meaning ascribed to such term in Section 2.2.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the preamble.

“Derivative Transaction” shall have the meaning ascribed to such term in Section 4.2.

“Disclosure Schedules” shall have the meaning ascribed to such term in ARTICLE III.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Registrable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that a holder of Registrable Securities is not an Affiliate of the Company, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.17.

“ERISA” shall have the meaning ascribed to such term in Section 3.17.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.10.

“Except as disclosed in the SEC Reports” shall be construed to mean only those matters that are reasonably apparent and fairly disclosed in the SEC Reports (excluding any disclosures set forth in any risk factor section and in any section relating to forward-looking statements to the extent they are cautionary, predictive or forward-looking).  For purposes of this definition, “SEC Reports” shall only include SEC Reports filed with or furnished to the Commission since January 1, 2012.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” means the U.S. Food and Drug Administration.

“GAAP” shall have the meaning ascribed to such term in Section 3.8.

“Intellectual Property” means (i) worldwide patents, patent applications, invention disclosures and other rights of invention, filed with any governmental authority, and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof and all reexamined patents or other applications or patents claiming the benefit of the filing date of any of the foregoing; (ii) worldwide (A) registered trademarks and service marks and registrations and applications for such registrations, and (B) unregistered trademarks and service marks, trade names, fictitious business names, corporate names, trade dress, logos, product names and slogans, including any common law rights; in each case together with the goodwill associated therewith; (iii) worldwide (A) registered copyrights in published or unpublished works, mask work rights and similar rights, including rights created under Sections 901-914 of Title 17 of the United States Code, mask work registrations, and copyright applications for registration, including any renewals thereof, and (B) any unregistered copyrightable works and other rights of authorship in published or unpublished works; (iv) worldwide (A) internet domain names; (B) website content; (C) telephone numbers; and (D) moral rights and publicity rights; (v) any computer program or other software (irrespective of the type of hardware for which it is intended), including firmware and other software embedded in hardware devices, whether in the form of source code, assembly code, script, interpreted language, instruction sets or binary or object code (including compiled and executable programs), including any library, component or module of any of the foregoing, including, in the case of source code, any related images, videos, icons, audio or other multimedia data or files, data files, and header, development or compilations tools, scripts, and files, and (vi) worldwide confidential or proprietary information or trade secrets, including technical information, inventions and discoveries (whether or not patentable and whether or not reduced to practice) and improvements thereto, know-how, processes, discoveries, developments, designs, techniques, plans, schematics, drawings, formulae, preparations, assays, surface coatings, diagnostic systems and methods, patterns, compilations, databases, database schemas, specifications, technical data, inventions, concepts, ideas, devices, methods, and processes; and includes any rights to exclude others from using or appropriating any Intellectual Property Rights, including the rights to sue for or assets claims against and remedies against past, present or future infringements or misappropriations of any or all of the foregoing and rights of priority and protection of interests therein, and any other proprietary, intellectual property or other rights relating to any or all of the foregoing anywhere in the world.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 5.1(c).

“Lien” means any deed of trust, mortgage, pledge, hypothecation, assignment, deposit or preferential arrangement, right of first refusal, charge, encumbrance, lien, statutory lien of any kind or nature (including landlord’s, warehousemen’s, carriers’, mechanics’, suppliers’, materialmen’s, repairmen’s or other like liens), or other security agreement or security interest of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing, but excluding any non-exclusive license of intellectual property and any restriction imposed under applicable securities laws.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The NASDAQ Stock Market, LLC.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Price Per Unit” shall have the meaning ascribed to such term in Section 2.1.

“Principal Purchasers” means The Pyramid Peak Foundation and J.R. Hyde, III and their respective successors and assigns.

“Purchaser Party” shall have the meaning ascribed to such term in Section 5.7.

“Purchasers” shall have the meaning ascribed to such term in the preamble.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 506(d) Related Party” shall have the meaning ascribed to such term in Section 4.2.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.7.

“Securities” means the Units, Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shares” shall have the meaning ascribed to such term in Section 2.1.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 250 Royall Street, Canton, Massachusetts 02021, and a telephone number of 1-877-282-1168, and any successor transfer agent of the Company.

“Units” shall have the meaning ascribed to such term in Section 2.1.

“Unit Purchase Price” shall have the meaning ascribed to such term in Section 2.1.

“Voting Commitment” shall have the meaning ascribed to such term in Section 4.2.

“Warrant Purchase Price” shall have the meaning ascribed to such term in Section 2.1.

“Warrant Shares” shall have the meaning ascribed to such term in Section 2.1.

“Warrants” shall have the meaning ascribed to such term in Section 2.1.

ARTICLE 2
PURCHASE AND SALE

2.1          Purchase and Sale.  Upon the terms and subject to the conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company an aggregate of 11,976,048 immediately separable Units (each a “Unit” and collectively, the “Units”) in the amounts set forth opposite their respective names on Exhibit A, at a price per Unit equal to $ $1.77625001336 (the “Price Per Unit” and the purchase price for the Units, the “Unit Purchase Price”), each Unit consisting of one share of Common Stock (each a “Share” and collectively, the “Shares”) and a warrant (each a “Warrant’ and collectively, the “Warrant”) to purchase 0.85 of a share of Common Stock (collectively, the “Warrant Shares”).

2.2          Closing.  The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree, severally and not jointly, to purchase the Units.  The closing of the purchase and sale of the Units (the “Closing”) shall take place at the offices of Cooley LLP located at 3175 Hanover Street, Palo Alto, California, three Business Days following the satisfaction or waiver of the conditions set forth in Section 2.4, or at such other time and place or on such date as the Principal Purchasers and the Company may agree upon (such date is hereinafter referred to as the “Closing Date”).  At the Closing, the Unit Purchase Price shall be paid by the applicable Purchasers in cash, by wire transfer of immediately available funds, to an account previously designated in writing by the Company against the issuance by the Company of the Units, and the Company shall instruct its transfer agent to deliver to the Purchasers, via physical certificate, the Shares comprising the Units such Purchasers are purchasing hereunder and shall deliver the Warrants to the Purchasers.

2.3          Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)            this Agreement duly executed by the Company;

(ii)           the Registration Rights Agreement duly executed by the Company;

(iii)          a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver to such Purchaser, on an expedited basis, a certificate evidencing the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto, registered in the name of such Purchaser;

(iv)          Warrants substantially in the form attached hereto as Exhibit C, registered in the name of such Purchaser to purchase up to a number of shares of Common Stock set forth opposite their respective names on Exhibit A hereto (such Warrant certificates to be delivered as promptly as practicable after the Closing Date but no in no event more than five Trading Days after the Closing Date);

(v)           the Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer and its acting Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (i), (ii), (iv), (v), (vi) and (vii) of Section 2.4(b);

(vi)          the Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vii)         the Company shall have requested and caused Cooley LLP, counsel for the Company, to have furnished to the Purchasers, a customary legal opinion reasonably satisfactory to the Purchasers; and

(viii)        A Nasdaq Listing of Additional Shares notification form.

(b)           On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)            this Agreement duly executed by such Purchaser;

(ii)           the Registration Rights Agreement duly executed by such Purchaser; and

(iii)          the Unit Purchase Price by wire transfer to the account specified by the Company.

2.4          Closing Conditions.

(a)           The obligations of the Company hereunder with respect to any Purchaser in connection with the Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects on the Closing Date of the representations and warranties of such Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)           all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)          the delivery by such Purchaser of the items set forth in Section 2.3(b) of this Agreement; and

(iv)          Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents in the absence of stockholder approval of such transactions.

(b)           The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)            the representations and warranties made by the Company in ARTICLE III hereof qualified as to materiality shall be true and correct as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in ARTICLE III hereof not qualified as to materiality shall be true and correct in all material respects as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date;

(ii)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date, whether under this Agreement or the other Transaction Documents, shall have been performed in all material respects;

(iii)          the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv)          the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Units and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect, except for such that could not reasonably be expected to have a Material Adverse Effect;

(v)           no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents;

(vi)          no stop order or suspension of trading shall have been imposed by Nasdaq, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock; and

(vii)         Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents in the absence of stockholder approval of such transactions.

(viii)        there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, except as otherwise disclosed to the Purchasers:

3.1          Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

3.2          Authorization; Enforcement.  The Company has all corporate right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder and thereunder has been taken.  The Transaction Documents have been (or upon delivery will have been) duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except:  (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law

3.3          Capitalization.  The authorized capital stock of the Company consists of 120,000,000 shares of Common Stock, of which 63,185,389 shares are outstanding as of the date hereof (prior to the issuance of the Units). All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable. Except (i) for options to purchase Common Stock or other equity awards (including restricted stock units) issued to employees and members of the Board of Directors pursuant to the equity compensation plans or arrangements disclosed in the SEC Reports, (ii) shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company disclosed in the SEC Reports, and (iii) as contemplated by this Agreement, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of, or other equity interests in, the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.  The issue and sale of the Units will not result in the right of any holder of Company securities to adjust the exercise, conversion or exchange price under such securities.

3.4          Issuance; Reservation of Shares.  The issuance of the Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and shall be free and clear of all encumbrances and restrictions (other than as provided in the Transaction Documents).  The issuance of the Warrants has been duly and validly authorized by all necessary corporate and stockholder action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances (other than as provided in the Transaction Documents).  The Company has reserved, and will reserve, at all times that the Warrants remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the then outstanding Warrants.

3.5          No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Purchasers through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its respective assets or properties, or (b) except for any such conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect, any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of their respective assets or properties is subject.

3.6          Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to the rules and regulations of Nasdaq, including a Nasdaq Listing of Additional Shares notification form, applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file or obtain within the applicable time periods.

3.7          SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2012 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has not received any letters of comment from the staff of the Commission that have not been satisfactorily resolved as of the date hereof.

3.8          Financial Statements.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.9          Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof:  (i) there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or changed its principal registered public accounting firm, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities, except pursuant to existing Company equity compensation plans.  The Company does not have pending before the Commission any request for confidential treatment of information.

3.10        Internal Controls.  The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; since the date of the latest audited financial statements included or incorporated by reference in the Company’s SEC Reports, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective. The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission thereunder (the “Sarbanes-Oxley Act”)..

3.11        Accountant.  To the Company’s knowledge, Ernst & Young LLP (the “Auditor”), which has expressed its opinion with respect to the Company’s financial statements as of December 31, 2012 and 2011, respectively, and included in the SEC Reports (including the related notes), is an independent registered public accounting firm as required by the Act and the Public Company Accounting Oversight Board (United States). Ernst & Young LLP have not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

3.12        Litigation.  Except as set forth in the SEC Reports, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Effect.  There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described in the SEC Reports that have not been so described.

3.13        Tax Matters.  The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), except as set forth in the SEC reports  and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the SEC Reports.

3.14        Insurance.  The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

3.15        Environmental Matters.  The Company (A) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) has received and is in material compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

3.16        Labor Relations.  The Company (A) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct their business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permits, licenses or approvals.  No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company relating to Occupational Laws, and the Company does not have knowledge of any material facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”).  No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

3.17        Certificates, Authorities and Permits.  The Company holds, and is operating in compliance in all material respects with, all registrations, approvals, certificates, authorizations and permits of any governmental authority or self-regulatory body required for the conduct of its business as described in the SEC Reports, including without limitation, all such registrations, approvals, certificates, authorizations and permits required by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials; and the Company has not received notice of any revocation or modification of any such registration, approval, certificate, authorization and permit or has reason to believe that any such registration, approval, certificate, authorization and permit will not be renewed in the ordinary course that could lead to, the withdrawal, revocation, suspension, modification or termination of any such registration, approval, certificate, authorization or permit, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

3.18        Title to Assets.  The Company has good and marketable title to all property (whether real or personal) described in the SEC Reports as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except as described in the SEC Reports, and except those that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The property held under lease by the Company is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company.

3.19                        Intellectual Property.  The Company owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of its business as now conducted or as described in the SEC Reports to be conducted in all material respects, except as such failure to own, possess, or acquire such rights would not have a Material Adverse Effect.  Except as set forth in the SEC Reports, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not have a Material Adverse Effect; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any material facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company, and to the knowledge of the Company, the Intellectual Property licensed to the Company, have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any material facts which would form a reasonable basis for any such claim; (D) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other material fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no Company employee is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interest of the Company or that would conflict with the Company’s business; none of the execution and delivery of this Agreement, the carrying on of the Company’s business by the employees of the Company, and the conduct of the Company’s business as proposed, will conflict with or result in a breach of terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated; and it is not and will not be necessary to use any inventions, trade secrets or proprietary information of any of its consultants, or its employees (or persons it currently intends to hire) made prior to their employment by the Company, except for technology that is licensed to or owned by the Company.

3.20                        FDA and Related Matters.  The Company and, to the Company’s knowledge, others who perform services on the Company’s behalf have been and are in compliance with all applicable federal, state, local and foreign laws, rules, regulations, standards, orders and decrees governing their respective businesses, including without limitation, all regulations promulgated by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice citing action or inaction by the Company or others who perform services on the Company’s behalf that would constitute non-compliance with any applicable federal, state, local or foreign laws, rules, regulations or standards excepting, however, such actions that have heretofore been resolved to the satisfaction of such governmental entity. The tests and preclinical and clinical studies conducted by or on behalf of the Company that are described in the SEC Reports were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical and clinical study of new drugs, and laws and regulations; the descriptions of the tests and preclinical and clinical studies, and results thereof, conducted by or on behalf of the Company contained in the SEC Reports are accurate in all material respects; the Company has not received any written notice or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board or comparable authority requiring the termination, suspension, material modification or clinical hold of any tests or preclinical or clinical studies being conducted by or on behalf of the Company, which termination, suspension, material modification or clinical hold would reasonably be expected to have a Material Adverse Effect; and the Company has not received any written notices or correspondence from others concerning the termination, suspension, material modification or clinical hold of any tests or preclinical or clinical studies conducted by others on any active ingredient contained in the existing products of the Company or the products described in the SEC

Reports as being under development, which termination, suspension, material modification or clinical hold would reasonably be expected to have a Material Adverse Effect.

3.21                        Compliance with Nasdaq Continued Listing Requirements.  The Company is, and has no reason to believe that it will not, upon the issuance of the Securities hereunder, continue to be, in compliance with the listing and maintenance requirements for continued listing on Nasdaq in all material respects.  Assuming the representations and warranties of the Purchasers set forth in Section 4.2 are true and correct in all material respects, the consummation of the transactions contemplated by the Transaction Documents does not contravene the rules and regulations of Nasdaq.  There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

3.22                        Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that would prevent the Purchasers or the Company from fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities and exercise in full of the Warrants.

3.23                        Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

3.24                        No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.25                        No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

3.26                        Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in ARTICLE IV, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

3.27                        Form S-3 Eligibility.  The Company is eligible to register the resale of the Securities for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

3.28                        Investment Company.  The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

3.29                        Foreign Corrupt Practices.  The Company, nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

3.30                        Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

3.31                        Disclosure.  No representation or warranty by the Company in this Agreement and no statement contained in the SEC Reports or any certificate or other document furnished or to be furnished to the Purchasers pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

4.1                               Organization; Authority.  Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except:  (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2                               Purchaser Status.

(a)                                 At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501 under the Securities Act.  Such Purchaser is not a broker-dealer registered under Section 15 of the Exchange Act.  Each Purchaser is acting alone in its determination as to whether to invest in the Securities. Each such Purchaser has delivered a questionnaire in form reasonably satisfactory to the Company with respect to the “bad actor” provisions of Rule 506(d) promulgated under the Securities Act. Each such Purchaser is not party to any voting agreements or similar arrangements with respect to the Securities, except the Registration Rights Agreement, and that certain Amended and Restated Registration Rights Agreement dated as of August 7, 2003, as amended by that certain Waiver and Amendment Agreement, dated as of the date hereof.  Each such Purchaser is not a member of a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, voting or disposing of the Securities, provided, that J.R. Hyde, III may be viewed as a group with those persons and entities as described on the Schedule 13D/A filed with the Commission by J.R. Hyde III on July 5, 2011. Each Purchaser represents and warrants that it (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if serving as a director or if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if serving as or elected as a director of the Company, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company.

(b)                                 Each Purchaser has disclosed in writing to the Company a description of all Derivative Transactions (as defined below) by each such Purchaser in effect as of the date hereof, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions. For purposes of this Agreement, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Purchaser or any of its affiliates or associates, whether record or beneficial: (w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (z) which provides the right to vote or increase or decrease the voting power of, such Purchaser, or any of its affiliates or associates, with respect to any securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Purchaser in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Purchaser is, directly or indirectly, a general partner or managing member.

4.3                               General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.4                               Purchase Entirely for Own Account.  The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time.

4.5                               Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.6                               Disclosure of Information.  Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  Such Purchaser acknowledges receipt of copies of the SEC Reports.  Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

4.7                               Interested Stockholders.  Each Purchaser that is an “Interested Stockholder” (as such term is defined in Section 203 of the Delaware General Corporate Law) represents and warrants that it has been an Interested Stockholder for at least three years prior to the date hereof.

4.8                               Restricted Securities.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

4.9                               Commissions.  No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

The Company acknowledges and agrees that the representations contained in ARTICLE IV shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE 5

OTHER AGREEMENTS OF THE PARTIES

5.1                               Transfer Restrictions.

(a)                                 The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)                                 The Purchasers agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

(c)                                  Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 5.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and Warrant Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Shares or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.1.  Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

5.2                               Furnishing of Information; Public Information.  Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

5.3                               Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of Nasdaq such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.  The Purchasers shall take no action to become a group such that any transactions contemplated by this Agreement would require shareholder approval prior to Closing.

5.4                               Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby in a form reasonably satisfactory to the Principal Purchasers, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act.  The Company shall consult with the Principal Purchasers in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release nor otherwise make any such public statement without the prior consent of the Principal Purchasers (which consent shall not unreasonably be withheld or delayed) or, with respect to the public disclosure of the identity of any Purchaser, the prior consent of such Purchaser, except if such disclosure is required by law, in which case the Company shall promptly provide the Purchasers with prior notice of such public statement or communication.

5.5                               Shareholder Rights Plan.  Solely to the extent that it would impair the ability of any Purchaser to receive Securities under the Transaction Documents, no claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement.

5.6                               Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder for funding operations or for working capital or other general corporate purposes.

5.7                               Indemnification of Purchasers.  Subject to the provisions of this Section 5.7, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Parties, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Parties may have with any such stockholder or any violations by such Purchaser Parties of state or federal securities laws or any conduct by such Purchaser Parties which constitutes fraud, gross negligence, willful misconduct or malfeasance of such Purchaser Party).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.  The indemnification required by this Section 5.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred.  The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

5.8                               Reservation of Common Stock.  The Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

5.9                               Listing of Common Stock.  The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and, as promptly as practicable following the Closing, to secure the listing of all of the Shares and Warrant Shares on such Trading Market.  The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.  The Purchasers and the Company agree to cooperate in good faith, if necessary, to restructure the transactions contemplated by the Transaction Documents such that they do not contravene the rules and regulations of Nasdaq; provided, however, that such restructuring does not impact the economic interests of the Purchasers contemplated by the Transaction Documents.  Each Purchaser agrees to provide information reasonably requested by the Company to comply with this Section 5.9 and Section 3.24.

5.10                        Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

5.11                        Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser.  The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.  Each Purchaser shall provide any information reasonably requested by the Company to comply with Section 5.11.

5.12                        Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

5.13                        Other Actions.  Except as otherwise set forth in this Agreement, from the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement in accordance with the terms hereof, the Company and the Purchasers shall not, and shall not permit any of their respective Affiliates to, take, or agree or commit to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement.

ARTICLE 6

TERMINATION

6.1                               Termination.  The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(a)                                 Upon the mutual written consent of the Company and the Purchasers;

(b)                                 By the Company if any of the conditions set forth in Section 2.4(a) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c)                                  By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 2.4(b) shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

(d)                                 By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to April 15, 2014; provided, however, that the Principal Purchasers may, in their sole discretion, extend such date to August 15, 2014, in the event shareholder approval is required;

provided, however, that, except in the case of clause (a) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

6.2                               Notice of Termination; Effect of Termination.  In the event of termination by the Company or any Purchaser of its obligations to effect the Closing pursuant to this ARTICLE VI, written notice thereof shall forthwith be given to the other Purchasers by the Company and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers.  Nothing in this ARTICLE VI shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

ARTICLE 7

MISCELLANEOUS

7.1                               Fees and Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith, including all attorneys’ fees.

7.2                               Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.3                               Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of:  (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

(i)                                     if to the Company, to GTx, Inc., 175 Toyota Plaza, 7th Floor, Memphis, Tennessee 38103, Attention: Chief Legal Officer and Secretary, (facsimile: 901-271-8670), with a copy to Cooley LLP, 3175 Hanover Street, Palo Alto, California 94304 (facsimile: 650-849-740), Attention: Chadwick L. Mills; and

(ii)                                  if to the Purchasers, to their respective addresses as set forth on Exhibit A attached hereto, with a copy to Matthew S. Heiter, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, 165 Madison Avenue, Suite 2000,  Memphis, TN  38103; Fax:  901.577.0737.

7.4                               Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Principal Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.5                               Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.6                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser.  With the consent of the Company which will not be unreasonably withheld, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided, that a Purchaser may assign any or all rights under this Agreement to an Affiliate of such Purchaser without the consent of the Company, provided, further that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

7.7                               No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.7.

7.8                               Governing Law; Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

7.9                               WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

7.10                        Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

7.11                        Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.12                        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7.13        Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.15        Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereof or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GTx, INC.

By:	/s/ Marc S. Hanover
Name:	Marc S. Hanover
Title:	President and Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

J.R. HYDE, III

By:	/s/ J.R. Hyde, III

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE PYRAMID PEAK FOUNDATION

By:	/s/ Andrew R. McCarroll
Name:	Andrew R. McCarroll
Title:	Secretary

EXHIBIT A
SCHEDULE OF PURCHASERS

Purchaser	Units Purchased	Number of Shares of Common Stock Separable from Units Purchased	Number of Shares of Common Stock Exercisable from Warrants Separable from Units Purchased	Price Per Unit	Total Consideration
J.R. Hyde, III 17 West Pontotoc Ave., Suite 200 Memphis, TN 38103 (901) 685-3412	5,988,024	5,988,024	5,089,821	$1.77625001336	$10,636,227.71

The Pyramid Peak Foundation 6410 Poplar Ave. Ste 900 Memphis, Tennessee 38119	5,998,024	5,988,024	5,089,821	$1.77625001336	$10,636,227.71

TOTAL	11,976,048	11,976,048	10,179,642		$21,272,455.42

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of March [•], 2014 by and among GTx, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”),The Pyramid Peak Foundation (“PPF”), J.R. Hyde III (“JRH and together with PPF, the “Principal Purchasers”) and the other purchasers named in the Purchase Agreement (as defined below) (collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are parties to a Securities Purchase Agreement, dated as of March [•], 2014 (the “Purchase Agreement”), pursuant to which the Purchasers are purchasing an aggregate of [•] immediately separable Units, each Unit consisting of one share of Common Stock and a Warrant (as defined in the Purchase Agreement) to purchase one (1) share of Common Stock; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchasers as set forth below.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.             Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1.

“Affiliate” has the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act; provided, however, that for purposes of this Agreement, the Purchasers and their Affiliates, on the one hand, and the Company and its Affiliates, on the other, shall not be deemed to be “Affiliates” of one another.

“Allowed Delay” has the meaning set forth in Section 2.1(b)(ii).

“Beneficially Own,” “Beneficially Owned,” or “Beneficial Ownership” have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act.

“Board” means the board of directors of the Company.

“Business Days” has the meaning ascribed to such term in the Purchase Agreement.

“Change of Control” means the consummation of any transaction or series of related transactions involving (i) any purchase or acquisition (whether by way of tender offer, exchange offer, merger, consolidation, amalgamation, scheme or arrangement, acquisition, business combination or similar transaction or otherwise) by any Person or group (within the meaning of 13(d)(3) of the Exchange Act) of any of (A) securities representing a majority of the outstanding voting power of the Company entitled to elect the Board or (B) the majority of the outstanding Common Stock, (ii) any sale, lease, exchange, transfer, exclusive worldwide license or disposition of all or substantially all of the assets of the Company, taken together as a whole, to such Person or group, (iii) any merger, consolidation, amalgamation, scheme or arrangement, acquisition, business combination or similar transaction in which the holders of shares of the Common Stock and any other securities of the Company having the ordinary power to vote in the election of members of the Board of the Company and any securities convertible,

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exchangeable for or otherwise exercisable to acquire voting securities immediately prior to the transaction, as a group, do not hold securities representing a majority of the outstanding voting power entitled to elect the board of directors of the surviving entity in such merger, consolidation, amalgamation, scheme or arrangement, acquisition, business combination or similar transaction or (iv) a liquidation, dissolution or winding up of the Company.

“Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means shares of the common stock, par value $0.001 per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Filing Deadline” has the meaning set forth in Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Fully Diluted Basis” means all outstanding Common Stock assuming the exercise of all outstanding stock, warrants, rights, calls, options or other securities exchangeable or exercisable for, or convertible into, Common Stock without regard to any restrictions or conditions with respect to the exercisability thereof.

“GAAP” has the meaning ascribed to such term in the Purchase Agreement.

“Holder” means any person owning of record Registrable Securities that have not been sold to the public or any transferee or assignee of record of such Registrable Securities to which the registration rights conferred by this Agreement have been transferred or assigned in accordance with Section 3.2 hereof.

“Initiating Shelf Take-Down Holder” has the meaning set forth in Section 2.1(c).

“Insolvency Event” means any of the following: (a) the Company files a petition under any chapter of title 11 of the United States Code (the “Bankruptcy Code”) or commences a proceeding under any similar law in any other jurisdiction or any other similar law of any jurisdiction affecting creditors’ rights; makes an assignment for the benefit of its creditors; or commences a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; (b) a petition is filed against the Company under any chapter of the Bankruptcy Code or any proceeding is commenced under any similar law of any other jurisdiction, or any other similar law of any jurisdiction affecting creditors’ rights or for the appointment of a receiver, trustee, liquidator, custodian or conservator of the Company or of the whole or substantially all of its property and such petition or the related proceeding remains undismissed for a period of 30 days; or the Company by any act indicates its consent to, approval of or acquiescence in any such petition or proceeding; (c) a court of competent jurisdiction enters an order for relief against the Company under any chapter of the Bankruptcy Code or any other similar law of any jurisdiction affecting creditors’ rights or enters an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of the Company or of the whole or substantially all of its or their property; or a court of competent jurisdiction or a receiver, trustee, liquidator,

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custodian or conservator, under the provisions of any law for the relief or aid of debtors, assumes custody or control or takes possession of the Company or of the whole or substantially all of the property of the Company; or (d) the Company admits in writing its inability, or is generally unable, to pay its debts as such debts become due.

“RRA” means the Amended and Restated Registration Rights Agreement, dated August 7, 2003, by and between the Company and J.R. Hyde, III.

“RRA Holder” means the holder of the RRA Registrable Securities.

“RRA Registrable Securities” has the meaning ascribed to the term “Registrable Securities” under the RRA.

“RRA Registration” means any registration effected pursuant to the RRA.

“Nasdaq” has the meaning ascribed to such term in the Purchase Agreement.

“Participating Holder” means with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Person” has the meaning ascribed to such term in the Purchase Agreement.

“Piggyback Registrable Securities” means all Registrable Securities under this Agreement and all RRA Registrable Securities.

“Principal Purchasers” has the meaning set forth in the preamble.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means shares of Common Stock held by the Purchasers (whether acquired prior to, on or following the Closing Date), and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant (including the Warrants), right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Common Stock, warrant, right or other security held by the Purchasers. Notwithstanding the foregoing, Registrable Securities shall not include any securities of the Company sold by any person to the public either pursuant to a registration statement under the Securities Act or that is freely tradeable under Rule 144.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Registration Expenses” has the meaning set forth in Section 2.3.

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“Representatives” shall mean the directors, officers, employees and independent contractors, agents or advisors (including, without limitation, attorneys, accountants, and investment bankers) of the specified party or any of its Subsidiaries.

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

“Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC” or “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Shelf Take-Down” has the meaning set forth in Section 2.1(c).

“Special Registration Statement” means (i) any registration statement relating to any employee benefit plan, (ii) with respect to any corporate reorganization or transaction under Rule 145, any registration statement related to the issuance or resale of securities issued in such a transaction, (iii) any registration statement related to stock issued upon conversion of debt securities, (iv) any RRA Registration and (v) the first Registration Statement on Form S-3 filed after the date hereof by the Company with the SEC that registers solely a Company primary offering on a continuous basis pursuant to Rule 415.

“Subsidiaries” means each corporation, limited liability company, partnership, association, joint venture or other business entity of which any party or any of its Affiliates owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body.

“Transaction Documents” means this Agreement, the Purchase Agreement and the Warrants (as defined in the Purchase Agreement), all exhibits and schedules thereto and hereto and any other documents or agreement executed in connection with the transactions contemplated hereunder or thereunder.

2.             Registration Rights.

2.1          Shelf Registration.

(a)           Registration Statements. On or prior to the date that is 180 days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”). Such Shelf Registration Statement shall include the aggregate amount of Registrable Securities (including the Shares and Warrant Shares (as defined in the Purchase Agreement)) to be registered therein and the intended methods of distribution thereof, subject to the limitations of Form S-3. To the extent the rules and regulations of the Commission do not permit such Shelf Registration Statement to include all of the Registrable Securities, the Company shall use its reasonable best efforts to register the maximum amount permitted by the Commission and the Registrable Securities required to be

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omitted from such Shelf Registration Statement shall be determined in the sole discretion of the Principal Purchasers.

(b)           Effectiveness.

(i)            The Company shall use reasonable best efforts to have the Shelf Registration Statement declared effective as soon as practicable. The Company shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. Subject to any limitations provided herein, the Company shall cause the Shelf Registration Statement to remain effective until the earlier to occur of: (i) the date two years from the Closing or (ii) the date on which all of the Registrable Securities registered under the Shelf Registration Statement are either sold pursuant to the Shelf Registration Statement or sold or available for resale under Rule 144.

(ii)           For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Purchaser in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(c)           Shelf Take-Downs. An underwritten offering or sale of Registrable Securities pursuant to a Shelf Registration Statement (a “Shelf Take-Down”) may be initiated by a Principal Purchaser who is a Participating Holder (an “Initiating Shelf Take-Down Holder”). Upon written request to the Company, the Company shall amend or supplement the Shelf Registration Statement for such purpose as soon as practicable. The Company shall send to each Participating Holder in the Shelf Registration Statement written notice of such Shelf Take-Down and, if within 5 days after the date of such notice, any such Participating Holder shall so request in writing, the Company shall include in such Shelf Take-Down all or any part of the Registrable Securities such Participating Holder requests to be included, subject to Section 2.6(a)(ii), it being understood the Company shall not be responsible for any underwriting discounts or commissions in connection with any Shelf Take Down.

2.2          Piggyback Registrations. If the Company determines to prepare and file with the SEC a Registration Statement, but excluding in all cases any Special Registration Statements, relating to an offering for its own account or the account of others of any of its equity securities at any time prior to [[•], 2019](1) or until such earlier date that no Registrable Securities are outstanding, then the Company shall send to each Holder written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Holder requests to be registered, subject to Section 2.6(b)(ii).

2.3          Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including reasonable expenses of one counsel to the Participating Holders

(1)  To insert the date that is 5 years from the Closing Date.

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in an amount not to exceed $50,000 in the aggregate during the term of this Agreement, other than underwriting discounts or commissions deducted from the proceeds in respect of any Registrable Securities, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority and, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in NASD Rule 2720 (or any successor provision) and of its counsel, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees and disbursements of counsel for the underwriters in connection with “Blue Sky” qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and disbursements of one legal counsel for the Participating Holders, as selected by the Principal Purchasers, (viii) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (ix) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, (x) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (xi) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging and (xii) any other fees and disbursements customarily paid by the issuers of securities. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

2.4          Company Obligations. The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a)           prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and the Participating Holders, if any, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and the Participating Holders and their respective counsel and (y) except in the case of a registration under Section 2.2, not file any Registration Statement or Prospectus or amendments or supplements thereto to which any Participating Holders or the underwriters, if any, shall reasonably object;

(b)           file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;

(c)           prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Free Writing Prospectus as may be (y) reasonably requested by any Participating Holder or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(d)           promptly notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or

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Free Writing Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC or any request by the SEC for amendments or supplements to such Registration Statement, Prospectus or Free Writing Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC preventing or suspending the use of any preliminary or final Prospectus or any Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (F) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(e)           promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(f)            promptly incorporate in a Prospectus supplement, Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters and the Participating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Free Writing Prospectus or post-effective amendment;

(g)           furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Participating Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(h)           deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Free Writing Prospectus and any amendment or supplement thereto by such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter;

(i)            on or prior to the date on which the Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective

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counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by this Agreement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(j)            cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(k)           use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(l)            make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(m)          enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Purchasers or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(n)           obtain for delivery to the Participating Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Participating Holders or underwriters, as the case may be, and their respective counsel;

(o)           in the case of an underwritten offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Participating Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the date of the closing under the underwriting agreement;

(p)           cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any other securities regulatory authority;

(q)           use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(r)            provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

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(s)            use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which any of the Common Stock is then listed or quoted and on each inter-dealer quotation system on which any of the Common Stock is then quoted;

(t)            the Company shall make available, during normal business hours, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company), all financial and other records, all SEC Reports (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; and

(u)           with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

2.5          Obligations of the Purchasers.

(a)           Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement.

(b)           Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)           Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.1(b)(ii) the happening of an event pursuant to Section 2.4(d) and Section 2.4(e) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

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2.6 Underwriting.

(a)           Shelf Registrations.

(i)            If the Initiating Shelf Take-Down Holder so requests, an offering of Registrable Securities shall be in the form of an underwritten offering, and such Initiating Shelf Take-Down Holder shall have the right to select the managing underwriter or underwriters to administer the offering. In the case of an underwritten offering under Section 2.1, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Initiating Shelf Take-Down Holder.

(ii)           If the managing underwriter or underwriters of a proposed underwritten offering of the Registrable Securities included in a Shelf Take-Down advise the Board in writing that, in its or their opinion, the number of securities requested to be included in such Shelf Take-Down exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Shelf Take-Down (i) first, shall be allocated pro rata among the Participating Holders that have requested to participate in such Shelf Take-Down based on the relative number of Registrable Securities requested by each Participating Holder to be included in such Shelf Take-Down and (ii) second, and only if all the securities referred to in clause (i) have been included in such Shelf Take-Down, the number of securities that the Company proposes to include in such Shelf Take-Down that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect.

(iii)          If requested by the underwriters for any underwritten offering requested by an Initiating Shelf Take-Down Holder under Section 2.1, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Initiating Shelf Take-Down Holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including customary indemnities.

(b)           Piggyback Registrations.

(i) If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed in an underwritten offering through one or more underwriters, the Company shall, if requested by any Holders pursuant to Section 2.2, use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such registration all the Registrable Securities to be offered and sold by such Holders among the securities of the Company to be distributed by such underwriters in such registration.

(ii)           If the managing underwriter or underwriters of any proposed underwritten offering including Registrable Securities pursuant to Section 2.2 informs the Company and each Participating Holder and the RRA Holder that, in its or their opinion, the number of securities which the Participating Holders and the RRA Holder intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such registration shall be allocated pro rata among the Participating Holders and/or RRA Holder that have requested to participate in such registration based on the relative number of Registrable Securities requested by each Participating Holder and/or RRA Holder, as applicable, to be included in such underwritten offering.

(ii)           Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 2.6(b) may be amended or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), with the written consent of (i) the Company and (ii) the holders holding at least sixty percent (60%) of the then outstanding Piggyback Registrable Securities; provided, however, that if any such waiver or amendment effected pursuant to this Section 2.6(b)(iii)

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materially and adversely affects the rights of the Holders and does not materially and adversely affect the rights of the RRA Holder in the same manner, then such waiver or amendment shall require the consent of the holders of a majority-in-interest of the then outstanding Registrable Securities; provided further that if any such waiver or amendment effected pursuant to this Section 2.6(b)(iii) materially and adversely affects the rights of the RRA Holder and does not materially and adversely affect the rights of the Holders in the same manner, then such waiver or amendment shall require the consent of the RRA Holder.

(c)           Participation in Underwritten Registrations. Subject to the provisions of Section 2.6(a)(ii) and Section 2.6(b)(ii) above, no Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and all applicable securities laws. The Participating Holders shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders. Any such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties or agreements regarding such Participating Holder, such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Participating Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, enforceability of the applicable underwriting agreement as against such Participating Holder, receipt of all consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities and any other representations required to be made by such Participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds from such underwritten offering.

(d)           Clear Market. With respect to any underwritten offerings of Registrable Securities by the Holders, the Company agrees not to, and shall not be obligated to, effect any public sale or distribution, or to file any Registration Statement covering any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten (10) days prior and sixty (60) days following the effective date of such offering (or such lesser period that the managing underwriters in any underwritten offering permit). Notwithstanding the foregoing, the Company may effect the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, employees, consultants, customers, lenders or vendors of the Company or its Subsidiaries or in connection with dividend reinvestment plans.

2.7          Indemnification.

(a)           Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; (ii) any “Blue Sky” application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof

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(any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Purchaser’s behalf and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)           Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 2 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (provided, however, that such indemnified party shall, at the expense of the indemnifying party, be entitled to counsel of its own choosing to monitor such defense); provided that, subject to the preceding sentence, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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(d)           Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 2 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

3.             Miscellaneous.

3.1          Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

3.2          Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successor and assigns of the parties hereto (other than the rights of any Holder under Section 2 hereof, which shall not be assignable and shall not inure to the benefit of any successor or assign of a Holder). The Company may not assign its rights or obligations hereunder except with the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons permitted under the Purchase Agreement, except as specified above.

3.3          Entire Agreement; Amendment. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against who enforcement of any such amendment, change, waiver, discharge or termination is sought.

3.4          Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 7.3 of the Purchase Agreement.

3.5          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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3.6          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

3.7          Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

3.8          Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

3.9          Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

3.10        SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

3.11        Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.

3.12        Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

3.13        Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

GTx, INC.

By:
Name:	Marc S. Hanover
Title:	President and Chief Operating Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

PURCHASER

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT C
FORM OF WARRANT

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTORS RIGHT AGREEMENT, DATED AS OF MARCH [•], 2014, COPIES OF WHICH ARE AVAILABLE WITH THE SECRETARY OF THE ISSUER.

GTx, INC.

FORM OF COMMON STOCK WARRANT

Warrant No. CSW-[•]	Date of Issuance: [March •, 2014](1)

GTx, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, [•], a [•], or its registered assign (the “Holder”), is entitled to purchase from the Company [•] shares (as adjusted from time to time as provided in Section 12) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price determined pursuant to Section 3 (the “Exercise Price”), at any time and from time to time from and after the date hereof through and including the date that is one (1) year following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1.             Purchase Agreement. This Common Stock Warrant (this “Warrant”) is one of a series of Warrants (collectively, the “Warrants”) issued by the Company in connection with that certain Securities Purchase Agreement, entered into on March [•], 2014 (the “Purchase Agreement”), by and among the Company and Holder and certain other Purchasers, and is subject to, and the Company and the Holder shall be bound by, all the applicable terms, conditions and provisions of the Purchase Agreement.

2.             Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

3.             Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $[•](2), subject to adjustment from time to time pursuant to Section 12 (the “Exercise Price”).

4.             Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5.             Transfer of Warrant.

(1) To be issued on Closing Date.

(2) (i) the greater of book and market value of one share of the Company’s Common Stock as of: (1) the date of the signing of the Securities Purchase Agreement (as defined below) assuming such signing occurs after market close or (2) the date immediately prior to the date of signing if signing occurs during market hours.

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(a)           No Holder may, directly or indirectly, sell, exchange, assign or otherwise transfer all or any portion of this Warrant without the prior written consent of the Company; provided that (i) a Holder that is a natural person may transfer all or a portion of this Warrant to one or more trusts for the benefit of such Holder, such Holder’s spouse, a lineal descendant of such Holder or such Holder’s parents, the spouse of any such descendant or a lineal descendant of any such spouse and (ii) a Holder that is a Person other than a natural person may transfer all or a portion of the Warrant to an Affiliate of such Holder.

(b)           Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant and the transfer restrictions set forth herein, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6.             Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

7.             Delivery of Warrant Shares.

(a)           To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate number of Warrant Shares represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five (5) trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)           If by the fifth trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof; provided, however, under no circumstances shall the Company be required to settle the Warrant by cash payment.

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8.             Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

9.             Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new warrant.

10.          Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from Liens or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 12). The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable

11.          Notice of Certain Corporate Action. In case the Company shall propose (a) to offer to the holders of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (b) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (c) to effect any capital reorganization, or (d) to effect any Fundamental Transaction (as defined below), or (e) to effect the liquidation, dissolution or winding up of the Company or (f) to offer to the holders generally of its Common Stock the right to have their shares of Common Stock repurchased or redeemed or otherwise acquired by the Company, or (g) to take any other action which would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, then in each such case (but without limiting the provisions of Section 12), the Company shall give to the Holder, a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such dividend, distribution of offer of rights, or the date on which such reclassification, reorganization, Fundamental Transaction, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock. Such notice shall be so given at least ten (10) Business Days prior to the record date for determining holders of the Common Stock for purposes of participating in or voting on such action, or at least ten (10) Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Such notice shall specify, in the case of any subscription or repurchase rights, the date on which the holders of Common Stock shall be entitled thereto. Such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required, and the adjustment in Exercise Price and/or number of Warrant Shares issuable upon exercise of this Warrant as a result of such reorganization, reclassification, Fundamental Transaction or other action, to the extent then determinable. No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information which the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

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12.          Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 12.

(a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, (ii) otherwise, immediately after the effective date of such dividend, distribution, subdivision, combination, or issuance by reclassification, as the case may be.

(b)           Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 12(a)(iv)), or (D) consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or group making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, the Company shall provide to the Holder twenty (20) days advance written notice of such Fundamental Transaction, and this Warrant shall terminate unless exercised (if exercisable) prior to the date such Fundamental Transaction.

(c)           Notice of Adjustment. Upon any adjustment of the Exercise Price, and from time to time upon the request of the Holder, the Company shall furnish to the Holder the Exercise Price resulting from such adjustment or otherwise in effect and the number of Warrant Shares then available for purchase under this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

13.          No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14.          No Impairment. The Company shall not by any action including, without limitation, amending its Certificate of Incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action, as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate

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in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant at the then Exercise Price therefor.

15.          No Rights as a Stockholder; Notice to Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

16.          Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17.          Miscellaneous.

(a)           Notices. Any and all notices or other communications or deliveries hereunder (including any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 17(a) prior to 5:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 17(a) on a day that is not a trading day or later than 5:30 p.m. (New York City time) on any trading day, (iii) the second trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 17(a), or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(i) if to the Company, to:

GTx, Inc.

175 Toyota Plaza

7th Floor

Memphis Tennessee

Attn: Principal Financial Officer or Chief Legal Officer

Facsimile: (901) 844-8075

with a copy to (which shall not constitute notice to the Company):

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attn: Chadwick L. Mills

Facsimile: (650) 849-7400

(ii) if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Purchase Agreement);

or to such other address, facsimile number or email address as the Company or the Holder may provide to the other in accordance with this Section 17(a).

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(b)           Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right directly or indirectly to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(c)           No Third Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d)           Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and the Holder, and any amendment so effected shall amend each Warrant issued pursuant to the Purchase Agreement and be binding upon each holder of such Warrants (provided, however, that any such amendment that adversely affects any holder or class of holders of such Warrants in a manner that does not apply uniformly to all holders of such Warrants, as applicable, shall require the written consent of such adversely affected holders or class). Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(e)           Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

(f)            Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

GTx, INC.

By:
Name:	Marc S. Hanover,
Title:	President and Chief Operating Officer

[Signature Page — Warrant]

ATTACHMENT A

EXERCISE NOTICE

To GTx, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of GTx, Inc., a Delaware corporation, pursuant to Warrant No. CSW-[•], originally issued on [•], 2014 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

☐ Full Exercise of Warrant

☐                       Partial Exercise of Warrant (in the amount of                        Shares)

Exercise Price: $

Manner of Exercise:

☐ Certified or Official Bank Check

☐ Intra-Bank Account Transfer

☐ Wire Transfer

[Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:
Full Name of Holder*:
Signature of Holder or Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Social Security or Tax Identification Number:
Address of Holder:

Full Name of Nominee of Holder†:
Address of Nominee of Holder†:

*               Must conform in all respects to name of holder as specified on the face of the Warrant.

†               If applicable.

ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto [•] the right represented by the attached Common Stock Warrant to purchase [•] shares of Common Stock of GTx, Inc., a Delaware corporation (the “Company”), to which the Warrant relates and appoints [•] as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:
Full Name of Holder*:
Signature of Holder or Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Address of Holder:

Full Name of Transferee:
Address of Transferee:

In the presence of:

*               Must conform in all respects to name of holder as specified on the face of the Warrant.

†               If applicable.